United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22538

Advisers Investment Trust

(Exact name of registrant as specified in charter)

4041 N. High St, Suite 402, Columbus, OH 43214

(Address of principal executive offices) (Zip code)

Beacon Hill Fund Services, Inc., 4041 N. High St, Suite 402, Columbus, OH 43214

(Name and address of agent for service)

Registrant’s telephone number, including area code: (614)-255-5550

Date of fiscal year end: September 30

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

INDEPENDENT FRANCHISE PARTNERS

US EQUITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2013

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

TABLE OF CONTENTS

September 30, 2013

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SHAREHOLDER LETTER

September 30, 2013

Dear Shareholder:

We are pleased to present to shareholders the September 30, 2013 Annual Report for the Independent Franchise Partners US Equity Fund (the “Fund”), a series of the Advisers Investment Trust. This report contains the results of Fund operations for the year ended September 30, 2013.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Independent Franchise Partners, LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

/s/ Dina A. Tantra	/s/ John Kelly-Jones
Dina A. Tantra	John Kelly-Jones
President and Trustee of Advisers Investment Trust	Chief Operating Officer of Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

Performance Update

Value of a hypothetical $3,000,000 investment in the Fund from inception on December 20, 2011 to September 30, 2013

Total Returns as of September 30, 2013

	Independent Franchise Partners US Equity Fund (without redemption fee)	Independent Franchise Partners US Equity Fund (with redemption fee)	Russell 1000 Value Index
1 Year	16.08%	15.79%	22.33%
Since Inception (Average Annual Return)	16.92%	16.76%	22.97%

Data as of September 30, 2013. The Inception date of the fund is December 20, 2011. Performance is shown net of fees and periods greater than one year are annualized. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs (including the Fund’s 0.25% redemption fee unless noted otherwise) and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s Total Annual Operating Expense, as per the most recent Prospectus, is 1.20%. The Total Annual Operating Expense after fee waivers and expense reimbursements is 0.85%. Contractual fee waivers are in effect through January 30, 2014. The Fund’s benchmark for performance comparison purposes is the Russell 1000 Value (Total Return) Index. The Index is a price return index. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index. Please refer to the Fund’s Prospectus for further information.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 855-233-0437 or 312-557-7902.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

Portfolio Commentary

We launched the Independent Franchise Partners US Equity Fund on December 20, 2011. The Fund has continued to attract new clients throughout 2013 and, at September 30, 2013 had net assets in excess of $580 million. We have been pleased with the acceptance of the Fund and we thank you for your continued support.

As we noted in our last annual report, while the Fund’s track record is relatively short, we have been managing US equity portfolios according to our Franchise strategy since June 2005; initially at Morgan Stanley Investment Management, and subsequently at Independent Franchise Partners, LLP, which we established in June 2009. As such, the track record of our US Franchise strategy is over 8 years. As long-term investors, we encourage clients to assess returns over full market cycles; a year is a short period of time in the context of our investment approach.

For the year ended September 30, 2013, the Fund has delivered an attractive absolute return of 16.1% (assuming no redemption fee). By comparison, the Russell 1000 Value Index has returned 22.3% in the same period. It is not unusual for our strategy to lag sharply rising markets. We invest in financially sound and highly cash generative companies that are trading at affordable valuations. This strategy has historically compounded shareholder wealth at attractive rates over the long-term. In doing so, it has tended to preserve capital better than the general market in down markets, and has tended to lag rising markets. This asymmetric risk profile is deliberate.

The financials sector was the biggest contributor to the overall market return in the Fund’s fiscal year, accounting for over a third of the 22% return for the Russell 1000 Value Index. The financials sector is dominated by banks, insurance and securities firms that rely on financial leverage to generate attractive returns on capital. As we have noted in the past, our experience shows that a business model built on financial leverage is not suitable for a long-term, buy and hold approach. By contrast, the consumer staples sector, while delivering good absolute returns, lagged the overall market return. This is an area of the market in which we have historically found a number of compelling Franchise opportunities and our high weighting to companies in this sector detracted from relative returns.

Investment Returns and Contribution to Fund Return – 1 Year Ended September 30, 2013

US Equity Fund – Stock Returns (%)				US Equity Fund – Contribution to Fund Return (bps)
Top		Bottom		Top		Bottom
Moody’s	+61%	Apple	-27%	Moody’s	+232	Apple	-106
Verisk Analytics	+35%	Strayer Education	-25%	Johnson & Johnson	+201	Strayer Education	-33
Scotts Miracle-Gro	+30%	Coach	-1%	Novartis	+159	Philip Morris Int’l	0
Johnson & Johnson	+30%	Philip Morris Int’l	0%	McGraw Hill Financial	+117	AbbVie	+1
McGraw Hill Financial	+28%	AbbVie	0%	Scotts Miracle-Gro	+96	Coach	+7

Stock returns reflect total returns and are presented in US Dollars for the period the stock was held during the year ended September 30, 2013. Contribution to fund return reflects contribution to gross return and is presented in US Dollars for the period the stocks were held during the year ended September 30, 2013. Source: FactSet, Independent Franchise Partners, LLP

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

Significant Contributors to Your Fund’s Return

Among the top contributors to the Fund’s return were Moody’s, Johnson & Johnson, Novartis, McGraw Hill Financial and Scotts Miracle-Gro.

Moody’s and McGraw-Hill Financial, through its S&P ratings business, are the leading global credit rating and research agencies with very high market shares within what is effectively a duopoly market. Both companies benefit from robust recurring revenue, exceptionally high margins and high barriers to entry. Both companies’ shares have risen as they have continued to benefit from positive debt issuance trends, and both have reported strong results during the course of the last year. Earlier in 2013, Moody’s provided guidance which included high single digit revenue growth and $850mm of free cash flow. The company reiterated its full year guidance in September. Moody’s shares offer an estimated 5.7% free cash flow yield.

At McGraw Hill, it was announced that Doug Peterson, the current divisional head of Standard and Poor’s, will become CEO from November 2013. Doug brings the requisite experience in financial services and also in managing regulatory and legal risk. In addition, the company recently announced the sale of Aviation Week. This is a relatively small asset but its disposal, along with the disposal of the larger textbook business a year ago, continues to increase the focus around its attractive S&P business.

We are, however, mindful that the US Department of Justice and individual state attorneys general announced in June they are suing S&P for fraud in relation to certain ratings issued during the period leading up to 2008. A similar case has not been filed against Moody’s. This led to a brief window in June when the implied valuation of the S&P business inside McGraw Hill was substantially lower than the valuation of Moody’s, even though it generates more free cash flow from a similar or arguably better mix of businesses. Given the large valuation disparity, we used this opportunity to add to the position in McGraw Hill and reduced the position in Moody’s by a similar amount. While the headline claims are large, our analysis suggests that the case is likely to be settled over the coming years at a much smaller value than the claim. McGraw Hill’s shares offer an estimated free cash flow yield of 6.5%.

Johnson & Johnson is a leader in the global healthcare industry. The company has exceptional franchises in each of its three main areas of operations: pharmaceuticals, medical equipment, and consumer health and beauty care products. As a stand-alone business, J&J’s pharmaceutical division would be one of the world’s top five drug companies. It also has one of the strongest late-stage pharmaceutical development pipelines in the industry and attractive category exposures in the medical equipment business. J&J’s consumer division enjoys high market shares and growth opportunities in both developed and emerging markets.

The company has reported healthy results during 2013, with its newly launched pharmaceutical products in particular driving growth in that division. The stock price has also been supported by investor rotation into the healthcare sector, particularly in the early part of 2013. In addition, the company is continuing to resolve manufacturing issues in its Consumer Healthcare division and is making progress in restoring the supply of its over-the-counter healthcare brands to the market. J&J’s shares offer an estimated 6.6% free cash flow yield and a 3.0% dividend yield.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

Novartis is a global leader in pharmaceuticals, generics, human vaccines, and eye care with a diversified drug portfolio across a range of attractive therapeutic categories. The company’s shares have been supported by the healthy development of its new product pipeline and, like J&J, investor rotation into the healthcare sector. The company reported an encouraging set of full year results in January 2013 and issued strong medium term guidance. In addition, Novartis announced the retirement of Chairman Daniel Vasella, which may lead to a change in group structure and an increase in cash returns to shareholders. Novartis has an exciting portfolio of recently launched compounds which, together with its late stage pipeline, should support attractive free cash flow compounding. The stock trades on an estimated 6.5% free cash flow yield and offers a 3.3% dividend yield.

With brands including Scotts, Miracle-Gro and Ortho, Scotts Miracle-Gro has the number one position in the US lawn and garden supplies category. Following a difficult 2012 for the company, in which revenues and earnings were impacted by the unusual weather patterns in the US, the stock has delivered a total return of 30% over the last year. Management has refocused its attention on margin expansion and cash flow, and on returning capital to shareholders. More recently, management has reiterated its fiscal full year guidance and maintained its target of $250mm of operating cash flow for 2013. The company also announced a 35% increase in its quarterly dividend. As with a number of positions in the portfolio, we have trimmed the weight of Scotts in the portfolio as the stock price has risen and the free cash flow yield has reduced. Scotts Miracle-Gro’s shares offer an estimated free cash flow yield of just under 5% and a dividend yield in excess of 3%.

Notable Detractors from Your Fund’s Return

Only two holdings detracted from your Fund’s returns in the year ended September 30, 2013; Apple and Strayer Education.

Apple is an integrated software and hardware company with one of the world’s most valuable brands. The company has strong and growing market shares, particularly in developed markets and in the tablet and smart phone categories. Apple also benefits from an “ecosystem effect” of content accessibility and transferability across devices, and demonstrates exceptionally high returns on capital. The continued market share gains by Android, mainly at the expense of Blackberry and Nokia, as well as a lack of transformational products from Apple have weighed on the stock for much of the past 12 months. We are not unduly concerned by the lull in transformative product introductions, particularly after the new product launches from Apple in the fourth quarter of 2012 and more recently in the third quarter of 2013.

While Apple attracts plenty of comment and controversy, we continue to see evidence of the vibrant ecosystem, heavy usage statistics and high repurchase intent of Apple users. We also believe that the valuation remains attractive. In the final quarter of the Fund’s fiscal year, a combination of better than expected quarterly results, very public pressure from an activist investor to increase cash returns to shareholders, and the anticipation of the new iPhone 5 launch all served to create interest in Apple’s stock. Apple’s shares offer an estimated free cash flow yield of 8.5% which, when combined with a net cash balance equal to almost 30% of the market value, we believe more than compensates for the risks associated with the company.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

We reported on Strayer Education, the 120 year old for-profit higher education company, as a notable detractor in 2012, observing that high unemployment and weak employer-sponsored demand for tertiary education had weighed on total enrolment numbers at the company. Given the largely fixed-cost nature of the company’s business, the revenue declines that result from these lower student enrolments have a magnified impact on profits and cash flow. After three quarters of new student enrolment growth had given us reason to expect that Strayer would resume total enrolment growth, the company reported negative new student growth for the fourth quarter of 2012. It became apparent to us that it will be a challenge for the company to grow revenue and cash flow. Even though the valuation at the time was optically attractive, we took the decision to sell the position in the first quarter of 2013 and re-invest the proceeds in other portfolio companies where we see a clearer path to sustainable compounding of free cash flow.

Significant Portfolio Changes During the Year

During the course of the last 12 months, we have initiated positions in Abbot Laboratories and Zimmer, and sold the positions in Abbvie, Brown Forman, Kraft, Reynolds American and Strayer Education.

We initiated a position in Abbott in October 2012, prior to the spin-off of its pharmaceutical business, Abbvie, at the end of 2012. New-Abbott has strong market positions in the attractive infant formula category with the Similac brand. The company’s business also includes leading market shares in adult nutritionals, emerging market branded pharmaceuticals, medical diagnostics and vascular products. We view each of these as attractive franchises with healthy cash flow, return on capital and growth characteristics. At the time of the original purchase, our analysis implied an estimated 8.4% free cash flow yield for the new-Abbott business, which we viewed as a compelling valuation for a collection of franchises of this quality.

We began building a position in Zimmer, the medical device manufacturer, in April 2013. Zimmer has leading positions in the attractive market for hip and knee implants in the US and Europe. Long term volume growth is underpinned by the ageing of developed market populations. In addition, barriers to entry are high due to the strong relationship that Zimmer enjoys with orthopaedic surgeons. There is modest price deflation in Zimmer’s categories as hospitals and payers have increased their focus on controlling healthcare costs. However, we believe that this is containable through incremental innovation, good customer service and the inherently conservative preferences of surgeons. Zimmer’s management team has been disciplined in its approach to capital allocation and has returned over 100% of free cash flow to shareholders since 2007. At an estimated free cash flow yield of 7.6% at the time of purchase, Zimmer offers good free cash flow compounding potential at an attractive valuation.

As originally planned when we first purchased Abbott, we sold the Abbvie spinoff and reinvested the proceeds into the remaining new-Abbott at the beginning of 2013. Abbvie is a biotech company with earnings that are heavily dependent on its TNF inhibitor, Humira. The short term growth prospects for Humira are attractive but we are uncomfortable with the concentration risk that it presents.

We have held a position in Brown Forman since inception of the US Franchise strategy in 2005. The stock has performed extremely well, driven primarily by the success of Jack Daniels in the US and around

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

the world. Recently, however, the company’s stock price has appreciated well ahead of its free cash growth and, in January 2013, the estimated free cash flow yield fell below our 4.5% valuation threshold. As a result, we exited the position.

Following the split of Kraft into Kraft Foods and Mondelēz International in 2012, we sold the Kraft Foods position and reinvested the proceeds into Mondelēz in the first quarter of 2013. Our analysis suggests that Mondelēz has better prospects for the compounding of its free cash flow thanks to better category and geographic exposure than Kraft Foods. Kraft Foods offers exposure to slower growth categories in the US, such as cheese, meats, grocery and convenient meals. Although Kraft Foods has margin improvement potential, we believe the company will need to reinvest a large portion of its cost savings into advertising and promotion, which will limit the compounding of free cash flow. Mondelēz, on the other hand, offers exposure to higher growth confectionary and snacks categories, and faster growing emerging markets account for 45% of total revenues. The company also has the opportunity to meaningfully improve its EBIT margins. Mondelēz’s shares offer an estimated free cash flow yield of almost 6% on normalized margins, a broadly similar valuation to the structurally slower-growing Kraft Foods.

Like Brown Forman, we have owned Reynolds American since the inception of the US Franchise strategy in June 2005. The company has compounded free cash flow and the stock has generated an attractive total return over that period. By the beginning of June 2013, the stock offered an estimated free cash flow yield of 6.5%, which was optically attractive but, in our judgment, did not sufficiently compensate for the risks associated with a single-country tobacco business. We reinvested some of the proceeds into Philip Morris International which offered a similar valuation and is a more globally diversified business with stronger brands and better pricing power.

Finally, as noted above, we sold the position in Strayer Education in the first quarter of 2013 after it had become apparent that it will be a challenge for the company to grow revenue and cash flow in the wake of negative new student growth.

Following strong absolute returns over the last year and the portfolio changes during the course of the year, the Fund offered an estimated free cash flow yield of 6.3% at the end of September 2013. This is broadly in line with the US Franchise strategy’s long-term average.

We remain completely dedicated to investing our clients’ portfolios in keeping with the rigors of the Franchise quality and value criteria. As ever, we measure our success through long-term investment results and enduring client relationships. We look forward to continuing to work with you in the coming years.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

PORTFOLIO COMMENTARY

September 30, 2013 (Unaudited)

Hassan Elmasry, CFA

Lead Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Michael Allison, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Paras Dodhia, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

Jayson Vowles, CFA

Portfolio Manager of the Fund and Partner of Independent Franchise Partners, LLP

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ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	95.5%
Apparel	2.8%
Coach Inc.		295,759	$16,127,738

Beverages	7.1%
Anheuser-Busch InBev		223,075	22,205,488
PepsiCo Inc.		240,453	19,116,014

			41,321,502

Chemicals	2.9%
Scotts Miracle-Gro - Class A		303,532	16,703,366

Computers & Peripherals	3.3%
Apple Inc.		40,329	19,226,851

Diversified Consumer Services	6.7%
Moody’s Corp.		293,732	20,658,171
MSCI Inc.(a)		461,772	18,590,941

			39,249,112

Food Products	16.5%
General Mills Inc.		386,911	18,540,775
Kellogg Co.		387,337	22,748,302
Mondelez International Inc. - Class A		1,071,959	33,680,952
Nestle SA - REG		300,338	21,005,560

			95,975,589

Health Care Equipment & Supplies	5.0%
Dentsply International		296,772	12,882,872
Zimmer Holdings Inc.		196,226	16,118,004

			29,000,876

Household Products.	10.5%
Colgate-Palmolive		237,800	14,101,540
Kimberly Clark Corp.		189,190	17,825,482
Procter & Gamble		388,035	29,331,566

			61,258,588

Internet Software & Services	2.1%
eBay Inc.(a)		225,351	12,572,332

IT Services	5.4%
Accenture PLC - Class A		424,543	31,263,347

Media	5.2%
McGraw-Hill Financial Inc.		458,558	30,076,819

See notes to financial statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage of Net Assets	Shares	Value
Pharmaceuticals	17.9%
Abbott Laboratories		416,922	$13,837,641
GlaxoSmithKline PLC		1,067,399	26,913,791
Johnson & Johnson		309,151	26,800,300
Novartis AG - REG		474,875	36,494,513

			104,046,245

Professional Services	0.3%
Verisk Analytics Inc. - Class A(a)		24,880	1,616,205

Software	3.7%
Microsoft Corp.		647,775	21,577,385

Tobacco	6.1%
Philip Morris International		413,632	35,816,395

TOTAL COMMON STOCKS			555,832,350

TOTAL INVESTMENTS (Cost $492,385,111)	95.5%		555,832,350
NET OTHER ASSETS (LIABILITIES)	4.5%		26,185,159

NET ASSETS	100.0%		$582,017,509

(a)	Non-income producing security.

At September 30, 2013, the Fund’s investments were concentrated in the following countries:

Percentage of Net Assets
United States(a)	81.1%
Switzerland	9.8
United Kingdom	4.6

TOTAL	95.5%

(a)	The Fund invests in the Belgian line of Anheuser-Busch InBev (ABI). However, consistent with the terms set out in the prospectus, the Fund defines ABI as a US Equity as its principal place of business is in the US.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

Independent Franchise Partners US Equity Fund
Assets:
Investments, at value (Cost: $492,385,111)	$555,832,350
Cash	25,171,795
Foreign currency (Cost: $5,625)	6,163
Receivable for dividends	1,041,082
Reclaims receivable	380,778
Receivable for investments sold	137,760
Prepaid expenses	5,819

Total Assets	582,575,747
Liabilities:
Investment advisory fees payable	324,402
Accounting and Administration fees payable	137,269
Regulatory and Compliance fees payable	15,762
Trustees fees payable	4,500
Accrued expenses and other payable	76,305

Total Liabilities	558,238

Net Assets	$582,017,509

Net assets	$582,017,509
Share of common stock outstanding	44,683,677
Net asset value per share	$13.03

Net Assets:
Paid in capital	$506,409,379
Undistributed accumulated net investment income	6,141,487
Undistributed accumulated net realized gains	5,993,578
Unrealized appreciation (depreciation)	63,473,065

Net assets	$582,017,509

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the year ended September 30, 2013

Independent Franchise Partners US Equity Fund
INVESTMENT INCOME:
Dividend income (Net of foreign withholding tax of $ 345,327)	$11,401,418

Total investment income	11,401,418

Operating expenses:
Investment advisory	2,851,248
Accounting and Administration	326,917
Regulatory and Compliance	154,471
Insurance	43,622
Trustees	24,587
Legal	47,760
Registration	62,426
Other	41,093

Total expenses before fee reductions	3,552,124
Expenses reduced by Service Providers	(49,409)

Net expenses	3,502,715

Net investment income	7,898,703

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	6,156,138
Net realized losses from foreign currency transactions	(19,055)
Change in unrealized appreciation (depreciation) on investments	50,341,289
Change in unrealized appreciation (depreciation) on foreign currency	24,035

Net realized and unrealized gains (losses) from investment activities	56,502,407

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$64,401,110

See notes to financial statements.

ADVISERS INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

For the year ended September 30, 2013

And the period December 20, 2011 (commencement of operations) to September 30, 2012

	Independent Franchise Partners US Equity Fund
	2013	2012(a)
Increase (decrease) in net assets:
Operations:
Net investment income	$7,898,703	$1,521,049
Net realized gains from investment and foreign currency transactions	6,137,083	13,207
Change in unrealized appreciation (depreciation) on investments and foreign currency	50,365,324	13,107,741

Change in net assets resulting from operations	64,401,110	14,641,997

Dividends paid to shareholders:
From net investment income	(3,300,001)	—
From net realized gains	(176,370)	—

Total dividends paid to shareholders	(3,476,371)	—

Capital Transactions:
Proceeds from sale of shares	316,426,511	205,113,571
Value of shares issued to shareholders in reinvestment of dividends	2,999,207	—
Value of shares redeemed	(14,373,956)	(3,814,560)

Change in net assets from capital transactions	305,051,762	201,299,011

Change in net assets	365,976,501	215,941,008
Net Assets:
Beginning of period	216,041,008	100,000

End of period	$582,017,509	$216,041,008

Undistributed accumulated net investment income	$6,141,487	$1,561,840

Share Transactions:
Sold	26,578,440	19,319,330
Reinvested	264,015	—
Redeemed	(1,142,859)	(345,249)

Change	25,699,596	18,974,081

(a)	There were no operations between the initial capitalization of the fund on August 9, 2011 with $100,000 and the initial public investment and commencement of operations on December 20, 2011.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For the year ended September 30, 2013

And the period December 20, 2011 (commencement of operations) to September 30, 2012

	Independent Franchise Partners US Equity Fund
	2013	2012
Net asset value, beginning of period	$11.38	$10.00

Income (loss) from operations:
Net investment income	0.21	0.08
Net realized and unrealized gains (losses) from investments	1.60	1.30

Total from investment operations	1.81	1.38

Less distributions paid:
From net investment income	(0.15)	—
From net realized gains on investments	(0.01)	—

Total distributions paid	(0.16)	—

Increase from redemption fees(a)	—	—

Change in net asset value	1.65	1.38

Net asset value, end of period	$13.03	$11.38

Total return(b)	16.08%	13.80%
Ratios/Supplemental data:
Net assets, end of period (000’s)	$582,018	$216,041
Ratio of net expenses to average net assets	0.84%	0.85	%(c)
Ratio of net investment income to average net assets	1.89%	1.78	%(c)
Ratio of gross expenses to average net assets(d)	0.85%	1.20	%(c)
Portfolio turnover rate(b)	20.70%	13.59%

(a)	Redemption fees were less than $0.005 per share.
(b)	Not annualized for periods less than one year. Total return excludes redemption fees.
(c)	Annualized for periods less than one year.
(d)	During the periods shown, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The Independent Franchise Partners US Equity Fund (the “IFP US Equity Fund” or “Fund”) is a series of the Trust. These financial statements and notes only relate to the IFP US Equity Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund, and seeks to achieve an attractive long-term rate of return.

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 —quoted prices in active markets for identical assets

•	Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short term debt securities are valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

Debt and other fixed income securities are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term debt securities of sufficient credit quality that mature within sixty days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2013 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
IFP US Equity Fund
Common Stocks(1)	$555,832,350	$—	$—	$555,832,350

Total Investments	$555,832,350	$—	$—	$555,832,350

(1)	See investment industries in the Schedule of Investments.

As of September 30, 2013, there were no Level 3 securities held by the Funds. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the year ended September 30, 2013.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Generally, when the value of the U.S. dollar rises in value relative to a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

For financial reporting purposes, investment transactions are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital etc), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

REDEMPTION FEES

The Fund will charge a redemption fee of 0.25% of the total redemption amount if you sell your shares, regardless of the length of time you have held your shares and subject to certain exceptions and limitations described in the prospectus. The redemption fee is paid directly to the Fund and is intended to encourage long-term investment in the Fund, to facilitate portfolio management and to avoid (or compensate the Fund for the impact of) transaction and other Fund expenses incurred as a result of shareholder redemptions. Redemption fees charged for the year were $35,267 and are reflected within the capital activity of the Fund.

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

The Fund analyzed all open tax years, as defined by the Statute of Limitations, for all major jurisdictions that remain subject to examination. As of September 30, 2013, open tax years include the tax year ended September 30, 2012 and the interim tax year since then. Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Independent Franchise Partners, LLP (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser a monthly fee based on the Fund’s daily net assets at the following annualized rates:

Advisor’s Assets Under Management (1)	Scale Discount for Assets in each Range (1)		Annualized Rate (1)	Effective Overall Annual Fee (1)
First $1 billion	—		0.88%	0.88%
$1 - 2 billion	0.1	0%	0.78%	at $ 2 billion - 0.83%
$2 - 3 billion	0.2	0%	0.68%	at $ 3 billion - 0.78%
$3 - 4 billion	0.3	0%	0.58%	at $ 4 billion - 0.73%
$4 - 5 billion	0.4	0%	0.48%	at $ 5 billion - 0.68%
Above $5 billion	—		—	0.68%

(1)	The Adviser’s total assets under management at the end of each calendar quarter will be used to calculate the effective annual fee to be applied during the next calendar quarter. During the year ended September 30, 2013, the effective annualized rate was 0.68% given the Adviser’s total assets under management were in excess of $5 billion during the period.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. The Adviser, at its own expense, pays the Distributor an annual $5,000 fee for these services and reimbursement for certain expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, subject to a minimum

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

annual fee of $150,000 relating to these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to written agreements between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund has agreed to pay Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets and certain annual fees, subject to an overall minimum annual fee of $100,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust, or the Distributor and receive no compensation from the Fund for serving in their respective roles. Prior to April 1, 2013, the Trust paid each Independent Trustee compensation for their services based on an annual retainer of $5,000, additional fees for attending Board meetings and serving as the chairperson of the Board or a Board committee, and reimbursement for certain expenses. Effective April 1, 2013, the Trust pays each Independent Trustee compensation for their services based on annual retainer of $15,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply.

The Adviser, Beacon Hill and Northern Trust (the “Service Providers”) had contractually agreed to waive fees or reimburse expenses through January 30, 2013 to the extent necessary to limit total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends on short positions, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of the average daily net assets of the Fund. Effective January 31, 2013 the Adviser has contractually agreed to waive or reimburse expenses (exclusive of the items noted above) to 0.85% of the average daily net assets of the Fund. For the year ended September 30, 2013, the Fund expenses that were reduced by the Adviser, Beacon Hill and Northern Trust were $14,229, $22,118 and $13,062, respectively. The current agreement with the Adviser to waive fees and /or reimburse expenses cannot be terminated prior to January 30, 2014, at which time the Adviser will determine whether to renew or revise the agreement. Any fees waived or expenses reimbursed during a fiscal year are not subject to repayment from the Fund to the service providers in subsequent fiscal years.

C.	Investment Transactions

For the year ended September 30, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$383,387,329	$83,003,705

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

D.	Federal Income Tax

The tax characteristics of distributions paid to shareholders during the year ended September 30, 2013 for the Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Total Distributions Paid
IFP US Equity Fund	$3,476,371	$—	$3,476,371	$—	$3,476,371

As of September 30, 2013, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
IFP US Equity Fund	$492,631,610	$65,102,979	$(1,902,239)	$63,200,740

As of September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
IFP US Equity Fund	$10,448,911	$1,932,654	$12,381,565	$—	$—	$63,226,565	$75,608,130

At September 30, 2013, the Fund had no capital loss carry-forwards available to offset future net capital gains.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Independent Franchise Partners US Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Independent Franchise Partners US Equity Fund (a series of the Advisers Investment Trust, hereafter referred to as the “Fund”), at September 30, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Chicago, Illinois

November 22, 2013

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

A.	Special Meeting of Shareholders

A Special Meeting of Shareholders of the Trust was held on May 22, 2013 for purpose of voting to elect five Trustees to the Board of Trustees of the Trust. All 20,126,337 shares voted were to approve each of the proposed Trustees, and no shares were voted against any of the proposed Trustees.

B.	Other Federal Tax Information

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended September 30, 2013 are designated as “qualified dividend Income”, as defined in the Act, subject to reduced tax rates in 2013:

Fund	QDI Percentage
IFP US Equity Fund	92.78%

A percentage of the dividends distributed during the fiscal year for the Fund qualifies for the dividends-received deduction for corporate shareholders:

Fund	Corporate DRD Percentage
IFP US Equity Fund	81.09%

C.	Summary of Fund Holdings

Market Exposure

Equity Securities	% of Net Assets
Pharmaceuticals	17.9%
Food Products	16.5
Household Products	10.5
Beverages	7.1
Diversified Consumer Services	6.7
Tobacco	6.1
IT Services	5.4
Media	5.2
Health Care Equipment & Supplies	5.0
Software	3.7
Computers & Peripherals	3.3
Chemicals	2.9
Apparel	2.8
Internet Software & Services	2.1
Professional Services	0.3

Total	95.5%

Largest Equity Positions

Issuer	% of Net Assets
Novartis AG	6.3%
Philip Morris International	6.1
Mondelez International Inc.	5.8
Accenture PLC	5.4
McGraw-Hill Financial Inc.	5.2

Total	28.8%

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

D.	Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The examples below are based on an investment of $1,000 invested at April 1, 2013 and held for the entire period through September 30, 2013.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 4/1/2013	Ending Account Value 9/30/2013	* Expenses Paid 04/01/13-9/30/13
Actual	0.83%	$1,000.00	$1,060.20	$4.29
Hypothetical	0.83%	$1.000.00	$1,020.91	$4.20

*	Expenses are calculated using the annualized expense ratio as disclosed in the table multiplied by the average account value for the period multiplied by the number of days in the most recent half fiscal year (183) and divided by the number of days in the current year (365).

E.	Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Independent Franchise Partners, LLP (the “Adviser”) be renewed annually by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Independent Franchise Partners US Equity Fund (the “Fund”) or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether it is fair to the Fund and its shareholders. The Board considered renewal of the Investment Advisory Agreement at an in-person meeting held on July 11, 2013. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of the Fund; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services provided and the profits realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

realized as the Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser; (vii) the Fund’s expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Board met with representatives of the Adviser and reviewed the information and data listed above. The Board first gave careful consideration to the nature, extent and quality of the services provided by the Adviser. The Board reviewed the organizational structure of the Adviser and discussed the background and experience of its partners and employees, noting that there have been no changes to the investment team since inception of the Fund. A representative of the Adviser discussed the Adviser’s investment philosophy and its portfolio construction process. Taking into account the personnel involved in servicing the Funds, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

The Board then reviewed the Fund’s performance from inception through March 31, 2013, comparing the performance to the Russell 1000 Value Index. The Board observed that the Fund underperformed that index for the three-month, year-to-date, one-year and since-inception periods. However, a representative of the Adviser cautioned against focusing on short-term returns, stating that the Fund tends to underperform in a rising market because of its limited holdings in stocks in more cyclical sectors such as commodities and financials, which often lead in a rising market. The representative, however, noted that the Fund also tends to outperform in a falling market given the more defensive nature of the companies in which the Fund typically invests. The Trustees reviewed the Fund’s performance as compared to a group of similar funds (the “Peer Group”), noting that the Fund’s performance is within the range of the Peer Group for each period reported.

The Board then turned to a review of the advisory fee paid by the Fund and the total operating expenses of the Fund. The Board noted that the maximum advisory fee under the Investment Advisory Agreement is 0.88% of the Fund’s average daily net assets on the first $1 billion in combined total firm assets managed by the Adviser (i.e., Fund assets plus private account assets), with a scale discount applying as the Adviser’s combined total assets under management increases. Because the Adviser currently has over $5 billion in total combined firm assets under management, the Board noted that the Fund’s average effective annual advisory fee is 68% of average daily net assets. The Board then reviewed the investment advisory fees paid by the Peer Group, noting the Fund’s management fee was below the average for the Peer Group.

Turning to total operating expenses, the Board noted that the Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total annual operating expenses (exclusive of brokerage costs, interest, taxes, litigation and indemnification expenses, expenses associated with investments in underlying investment companies and extraordinary expenses) to 0.85% of average daily net assets. The agreement to waive fees and/or reimburse expenses cannot be terminated prior to January 30, 2014, at which time the Adviser can determine whether to renew or revise the agreement. The Board noted that the expense ratio for the Fund was near the bottom of the range of the Peer Group, after applying the fee waivers and/or reimbursements, and in the middle of the range without the waivers and/or reimbursements. After considering the comparative data as described above, the Board concluded that the advisory fees and expense ratios were reasonable.

Next, the Board discussed the Adviser’s anticipated gross profit margin from services provided to the Fund. The Board reviewed the Adviser’s audited financial statements for the calendar year 2011, revenues and expense as of December 31, 2012 and the indicative operating margin realized on the Fund. The Board noted that the adviser’s relationship with the Fund was profitable even though the Adviser was operating under an Expense Limitation Agreement with the Trust and the Fund was benefiting from the Adviser’s scaled discount fee schedule. The Board

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

noted that the Adviser derives no other fees or benefits from the Fund, receives no 12b-1 fees, and does not use receipt of soft dollars as a consideration for broker selection.

In reaching its conclusion to renew the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services to be provided to the Fund and the benefits received by the Adviser, and that renewal of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

F.	Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Trust at Independent Franchise Partners Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 855-233-0437; and (ii) on the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, by calling the Trust at 855-233-0437; and (ii) on the Commission’s website at www.sec.gov.

The Fund files a complete Schedule of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

G.	Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Offce/Length of Time Se rved	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	9	Diamond Hill Funds

Steven R.Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC, 2008 to present; Senior Vice President and Chief Investment Officer, Union Central Life Insurance Company 1999 to 2008; President and Chief Investment Officer, Summit Investment Partners 1998 to 2008; Chairman and Director, Summit Mutual Funds 1999 to 2008; President and Director, Union Central Mortgage Funding 2002 to 2008; Director, Carillon Investments, Inc. 1999 to 2008; Director, First Franklin Corp. 2009 to 2011	9	Summit Mutual Funds and First Franklin Corp.

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July, 2011 to present	President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust	9	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

Name, Address and Year of Birth[1]	Position(s) He ld with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Ye ars	Number of Portfolios in the Trust Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September 2012 to present	Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present; Executive Assistant to Chief Legal & Governance Officer, Nationwide Insurance, 2006-2008	9	None

Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May, 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to Present	9	None

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc. from 2002 to 2009.	N/A	N/A

Eimile Moore Year of Birth: 1969	Secretary	Indefinite/ September, 2011 to present	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc. 2006-2011	N/A	N/A

ADVISERS INVESTMENT TRUST

INDEPENDENT FRANCHISE PARTNERS US EQUITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (Unaudited)

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Vice President, CCO Services, Citi Fund Services, Inc., 2004 to 2008.	N/A	N/A

Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July, 2001 to present	Director, Beacon Hill Fund Services 2008 to present; Senior Vice President, Citi Fund Services 2004-2008	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December, 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

Dana Gentile Year of Birth: 1962	Assistant Secretary	Indefinite/June, 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President Citi Fund Services 1987-2013	N/A	N/A

[1]	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 855-233-0437.

Investment Adviser

Independent Franchise Partners, LLP

Level 5, 20 Balderton Street

London, W1K 6TL

United Kingdom

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

For Additional Information, call

855-233-0437 or 312-557-7902

AIT GLOBAL EMERGING MARKETS

OPPORTUNITY FUND

ANNUAL REPORT

SEPTEMBER 30, 2013

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

TABLE OF CONTENTS

September 30, 2013

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

PORTFOLIO COMMENTARY

September 30, 2013

Performance Update

Value of a hypothetical $1,000,000 investment in the Fund Class I shares from inception on May 22, 2013 to September 30, 2013

Total Returns as of September 30, 2013

Since Inception Return
MSCI Emerging Markets Index	-4.56%
AIT Global Emerging Markets Opportunity Fund – Class I	-9.00%

Data as of September 30, 2013. The Inception date of the Fund is May 22, 2013. The Fund’s performance reflects the reinvestment of dividends as well as the impact of transaction costs and the deduction of fees and expenses. The performance does not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Fund’s Class I Total Annual Operating Expense, as per the most recent Prospectus, is 1.02%.

The Fund’s benchmark for performance comparison purposes is the MSCI Emerging Markets Index. The Index is an unmanaged index based on share prices of a select group of global emerging market stocks that are available to global investors. The table reflects the theoretical reinvestment of dividends on securities in the Index. The impact of transaction costs and the deduction of expenses associated with a mutual fund, such as investment management and administration fees, are not reflected in the Index calculations. It is not possible to invest directly in an index.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain performance information current to the most recent month-end, within 7 business days, by calling 866-252-5393 or 312-630-6583.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

PORTFOLIO COMMENTARY

September 30, 2013

Portfolio Commentary

For the period since the Fund’s inception on May 22, 2013 through September 30, 2013, the AIT Global Emerging Markets Opportunity Fund underperformed its benchmark, the MSCI Emerging Markets Index. On a sector level, the Utilities and Health Care sectors were the only positive contributors to the Fund’s relative performance, both driven by stock selection. Leading detractors from performance were Financials and Consumer Staples. Our overweight to both sectors, as well as our stock selection, had a negative effect on results for the period.

Leading contributors to Fund performance during the period were Sands China, Yandex, Sun Pharmaceuticals, Cielo and Tsingtao Brewery.

Sands China reported first half 2013 results that were in line with expectations, as some data had been pre-released a few weeks earlier by the parent company. Sands China launched several promotions geared toward the family and leisure travel segments, which helped increase visitations to its properties. Sands China is a leading developer of multi-use integrated resorts in Macau and is a separately listed subsidiary of Las Vegas Sands Corporation. In 2006, Macau surpassed the Las Vegas Strip to become the largest gambling center in the world. Sands China’s assets include The Venetian Macao, The Sands Macao, The Four Seasons Hotel Macao and The Plaza Casino. Sands China’s gaming business is primarily focused on the higher margin mass market over the lower margin VIP business, the former of which, we believe, offers the longest and most stable growth potential. We expect the company’s best-in-class retail operations and convention space also will provide more diversified growth than its competitors.

Yandex reported second quarter 2013 results ahead of consensus estimates and increased its 2013 revenue guidance. Yandex operates the leading Internet search engine in Russia. The company also offers a range of other services including Yandex.News, Yandex.Market and Yandex.Mail. More recently, the company has been innovating towards real-time searches and predictive searching technologies. Yandex is currently making its first foray outside of Russia and the CIS region by operating in Turkey. Additionally, the company is actively engaging the EU regulator in order to establish an opening to challenge Google’s virtual monopoly in Europe.

Sun Pharmaceuticals posted better-than-anticipated revenues for the quarter ended June 30, 2013. Additionally, as expected, Sun Pharma received USFDA approval for Prandin tablets, which has sales of US$200 million in the U.S. Sun Pharma is a leading generics player in India and has a strong pipeline of launches in the U.S. (its other key market). We like Sun given its leading market position in the neuro/CNS therapy segment and the recurring nature of chronic illness sales with strong brand loyalty. It also has a strong pipeline of filings in the U.S. where it is focused on niche opportunities.

Cielo, Brazil’s leading provider of payment card services, reported second quarter 2013 results that were generally in line with expectations. Cielo manages the network for the acceptance of multi-brand credit and debit cards in Brazil, as well as for the capture, transmission, processing and settlement of credit and debit card transaction. Apart from the traditional electronic payment products and services, the company has a track record of providing innovative solutions in segments that bring synergies to its operations and provides a correspondent banking network, prepaid mobile phone credits, electronic vouchers and cash back, as well as connectivity and authorization of transactions in the health segment. The company was founded in November 1995 and is headquartered in Barueri, Brazil.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

PORTFOLIO COMMENTARY

September 30, 2013

Tsingtao, a leading beer brand in China, posted first half 2013 results that were in line with consensus estimates. We like its unique positioning, as it is a national player that has a premium position in the domestic market which will allow it to benefit as wealth grows and Chinese consumers trade up to better beers. There has been some consolidation in the Chinese beer industry, which contributed to pricing growth. We anticipate that margins will be helped as the beer mix shifts to higher-priced brands and the Tsingtao brand gains market share.

Leading detractors from Fund performance during the period were Housing Development Finance Corp., HDFC Bank, BM&F Bovespa, Wal-Mart de Mexico and British American Tobacco.

Housing Development Finance Corp. and HDFC Bank were affected by the Indian currency sell-off and macroeconomic headwinds.

Housing Development Finance Corporation is the leader in mortgage lending in India, with margins supported by industry-leading low costs from both efficient operations and low borrowing costs due to its excellent credit history. The company also provides home loans, deposit products, lease finance facilities to the corporate sector for plant machinery, and property-related services nationwide across India.

HDFC Bank is a high-quality Indian private sector bank which has been a cornerstone investment in the portfolio for many years. It is the largest privately owned retail bank in India with a network of 3,062 branches nationwide. The bank has delivered solid growth while maintaining high credit and underwriting standards. HDFC Bank has a strong deposit franchise and powerful technology backbone which has allowed it to grow earnings per share at a compound annual growth rate of 26% over the past 10 years in U.S. dollar terms.

BM&F Bovespa’s share price came under pressure amid weakness in Brazil’s economy. Bovespa is Brazil’s leading equity exchange as well as its commodities and futures exchange. The exchange offers various mechanisms and tools for trading of fixed and variable income securities on stock markets and over the counter, trading and settlement of securities and contracts, depository of securities, as well as loans and listing of securities and data services. Average daily turnover has been increasing at double-digit rates while management has been able to keep expenses under control. Exchanges like the Bovespa have network advantages that lead to monopoly like conditions while the business model is highly scalable with a meaningful degree of operating leverage. Revenues are primarily driven by trading volumes. As management has been focused on driving operating efficiencies, this should help boost bottom line profit growth.

Wal-Mart de Mexico (Walmex), the premier Mexican retailer, reported weaker-than-anticipated second quarter 2013 results in Mexico, and same store sales continued to disappoint. Unlike Wal-Mart in the United States, which offers cheap prices but not the best shopping environment, Walmex offers both low prices and a better shopping experience than most stores in the country. The company has no net debt, effective working capital management and generates strong cash flow.

British American Tobacco posted first half 2013 results in August that were in line with expectations, as higher prices offset weak volumes. In September, the company hosted its biannual investor day. Management’s message was confident, emphasizing steady earnings growth ahead and strong positioning for the e-cigarette market. British American Tobacco is one of the world’s largest tobacco companies with market leadership in more than 50 of the 180 markets in which it operates. Over 60% of the company’s earnings and 80% of volume are generated from emerging markets where they are actually getting volume growth. Its global brands include Dunhill, Kent, Lucky Strike and Pall Mall.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

PORTFOLIO COMMENTARY

September 30, 2013

Thank you for your investment in the AIT Global Emerging Markets Opportunity Fund. We are confident that the earnings profiles of companies we seek have the potential to leave us well positioned to achieve our long-term performance goals. We continue to focus on underlying growth drivers, profitability and earnings potential, as we pursue our objective: outperformance over full market cycles. We appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Rajiv Jain

Chief Investment Officer

Portfolio Manager

Vontobel Asset Management, Inc.

Performance Disclosure

Past performance is not indicative of future results. Any companies described in this commentary may or may not currently represent a position in our client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities. Please contact a Vontobel representative for more information.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially. The inclusion of projections or forecasts should not be regarded as an indication that Vontobel considers the projections or forecasts to be reliable predictors of future events, and they should not be relied upon as such.

In the event a company described in this commentary is a position in client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

For information about how contribution was calculated for any such securities, or to obtain a list showing the contribution of each holding to overall performance, please contact a Vontobel representative.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	71.4%
Consumer Discretionary	5.7%
Genting Malaysia Bhd.		5,172,500	$6,699,369
Grupo Televisa S.A.B. - ADR		326,851	9,135,486
Kangwon Land Inc.		192,180	5,098,910
Samsonite International S.A.		531,229	1,481,467
Sands China Ltd.		2,058,655	12,751,858

			35,167,090

Consumer Staples	26.4%
BIM Birlesik Magazalar A.S.		131,500	2,708,935
British American Tobacco Malaysia Bhd.		172,500	3,398,079
British American Tobacco PLC		724,218	38,636,244
Coca-Cola Femsa S.A.B. de C.V. - ADR		32,150	4,050,257
Coca-Cola Icecek A.S.		26,920	686,591
CP ALL PCL - REG		5,897,900	6,646,451
Dairy Farm International Holdings Ltd.		251,100	2,539,238
Fomento Economico Mexicano S.A.B. de C.V. - ADR		159,202	15,456,922
LG Household & Health Care Ltd.		15,030	7,600,891
Orion Corp.		5,555	4,927,510
SABMiller PLC		544,886	27,857,050
Souza Cruz S.A.(a)		800,996	9,559,331
Thai Beverage PCL		13,575,500	5,936,255
Tiger Brands Ltd.		70,100	2,087,902
Tsingtao Brewery Co. Ltd. - Class H		707,484	5,373,191
Unilever Indonesia Tbk PT		2,378,293	6,199,748
Wal-Mart de Mexico S.A.B. de C.V. - Series V		7,216,295	18,975,887

			162,640,482

Energy	1.0%
Ecopetrol S.A. - ADR		131,935	6,069,010

Financials	24.4%
Bangkok Bank PCL - REG		1,141,800	7,206,400
Bank Central Asia Tbk PT		6,537,446	5,652,791
BB Seguridade Participacoes S.A.		144,608	1,423,048
BM&FBovespa S.A.		2,725,008	15,221,585
DBS Group Holdings Ltd.		664,443	8,702,251
Grupo BTG Pactual		282,080	3,500,068
Grupo Financiero Banorte S.A.B. de C.V. - Class O		276,536	1,726,673

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage of Net Assets	Shares	Value
Grupo Financiero Santander Mexico
S.A.B. de C.V. - Class B - ADR		970,287	$13,409,366
HDFC Bank Ltd. - ADR		651,537	20,054,309
HSBC Holdings PLC		2,027,896	22,088,488
Kasikornbank PCL - REG		1,218,000	6,893,422
Link REIT (The)		1,442,982	7,073,170
Malayan Banking Bhd.		3,524,500	10,645,447
Public Bank Bhd.		1,875,800	10,210,957
Remgro Ltd.		523,436	10,110,693
Standard Chartered PLC		253,498	6,080,075

			149,998,743

Health Care	0.1%
Bangkok Dusit Medical Services PCL - REG		203,900	821,336

Industrials	1.0%
Promotora y Operadora de Infraestructura S.A.B. de C.V.(a)		68,112	654,504
SM Investments Corp.		311,285	5,582,507

			6,237,011

Information Technology	2.8%
Cielo S.A.(a)		389,729	10,540,250
Yandex N.V. - Class A(a)		177,460	6,463,093

			17,003,343

Materials	4.2%
Cia de Minas Buenaventura S.A.A. - ADR		203,607	2,384,238
Industrias Penoles S.A.B. de C.V.		310,494	9,129,442
Randgold Resources Ltd.		53,336	3,824,367
Randgold Resources Ltd. - ADR		63,187	4,519,766
Semen Indonesia Persero Tbk PT		2,486,639	2,794,992
Sociedad Quimica y Minera de Chile S.A. - ADR		96,835	2,958,309

			25,611,114

Telecommunication Services	2.5%
Advanced Info Service PCL - REG		646,500	5,270,380
MTN Group Ltd.		253,676	4,950,959
Telekomunikasi Indonesia Persero Tbk PT		27,451,797	4,985,334

			15,206,673

Utilities	3.3%
Power Assets Holdings Ltd.		2,302,479	20,622,690

TOTAL COMMON STOCKS (Cost $472,678,465)			439,377,492

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage
	of Net
	Assets	Shares	Value
PREFERRED STOCKS	3.1%
Consumer Staples	3.1%
Cia de Bebidas das Americas - ADR		494,993	$18,982,981

TOTAL PREFERRED STOCKS (Cost $19,632,145)			18,982,981

EQUITY-LINKED SECURITIES	19.6%
Consumer Discretionary	0.8%
Bajaj Auto Ltd., Issued by CLSA Financial Products Ltd.		116,600	3,706,584
Westlife Development Ltd., Issued by CLSA Financial Products Ltd.(a)		207,500	1,326,198

			5,032,782

Consumer Staples	9.0%
Colgate-Palmolive India Ltd., Issued by CLSA Financial Products Ltd.(a)		126,350	2,504,405
Hindustan Unilever Ltd., Issued by CLSA Financial Products Ltd.		1,761,763	17,645,285
ITC Ltd., Issued by CLSA Financial Products Ltd.		4,894,400	26,592,033
Nestle India Ltd., Issued by CLSA Financial Products Ltd.		86,300	7,201,960
United Spirits Ltd., Issued by CLSA Financial Products Ltd.		38,600	1,566,186

			55,509,869

Financials	4.8%
Axis Bank Ltd., Issued by CLSA Financial Products Ltd.		237,554	3,820,739
Housing Development Finance Corp., Issued by CLSA Financial Products Ltd.		1,678,450	20,468,662
Kotak Mahindra Bank Ltd., Issued by CLSA Financial Products Ltd.		476,800	5,158,603

			29,448,004

Health Care	3.0%
Cipla Ltd., Issued by CLSA Financial Products Ltd.		1,029,411	7,118,532
Sun Pharmaceutical Industries Ltd., Issued by CLSA Financial Products Ltd.		1,171,882	11,121,854

			18,240,386

Industrials	0.4%
Havells India Ltd., Issued by CLSA Financial Products Ltd.		220,710	2,243,257

Information Technology	0.6%
Tata Consultancy Services Ltd., Issued by CLSA Financial Products Ltd.		122,732	3,780,039

Materials	0.8%
Asian Paints Ltd., Issued by CLSA Financial Products Ltd.		664,350	4,870,401

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

September 30, 2013

	Percentage of Net Assets	Shares	Value
Utilities	0.2%
NTPC Ltd., Issued by CLSA Financial Products Ltd.		670,000	$1,577,214

TOTAL EQUITY-LINKED SECURITIES (Cost $134,433,877)			120,701,952

SHORT-TERM INVESTMENTS	4.9%
Northern Institutional
U.S. Government Select Portfolio, 0.01%		30,271,312	30,271,312

TOTAL SHORT-TERM INVESTMENTS (Cost $30,271,312)			30,271,312

TOTAL INVESTMENTS (Cost $657,015,799) (b)	99.0%		609,333,737
NET OTHER ASSETS (LIABILITIES)	1.0%		6,404,770

NET ASSETS	100.0%		$615,738,507

(a)	Non-income producing security.
(b)	Represents cost for financial reporting purposes.

At September 30, 2013, the AIT Global Emerging Markets Opportunity Fund’s investments (excluding short-term investments) were domiciled in the following countries:

CONCENTRATION BY COUNTRY	% OF INVESTMENTS
India	23.1%
United Kingdom	16.4
Mexico	12.5
Brazil	10.2
Hong Kong	7.4
Thailand	5.7
Malaysia	5.3
Indonesia	3.4
South Korea	3.0
South Africa	3.0
All other countries less than 2%	10.0

Total	100.0%

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF ASSETS & LIABILITIES

September 30, 2013

AIT Global Emerging Markets Opportunity Fund
Assets:
Investments, at value (Cost: $657,015,799)	$609,333,737
Foreign currency (Cost: $936,667)	942,094
Receivable for dividends	899,350
Reclaims receivable	1,608
Receivable for capital shares sold	5,431,000
Prepaid expenses	16,474

Total Assets	616,624,263
Liabilities:
Securities purchased payable	55,200
Investment advisory fees payable	389,837
Accounting and Administration fees payable	288,942
Regulatory and Compliance fees payable	14,677
Trustees fees payable	4,500
Accrued expenses and other payable	132,600

Total Liabilities	885,756

Net Assets	$615,738,507

Class I Shares:
Net assets	$615,738,507
Share of common stock outstanding	67,685,715
Net asset value per share	$9.10

Net Assets:
Paid in capital	$662,994,037
Accumulated net investment income	2,694,236
Accumulated net realized losses	(2,271,947)
Unrealized appreciation (depreciation)	(47,677,819)

Net assets	$615,738,507

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF OPERATIONS

For the period May 22, 2013 (commencement of operations) to September 30, 2013

AIT Emerging Markets Opportunity Fund
INVESTMENT INCOME:
Interest income	$5,106
Dividend income (Net of foreign withholding tax of $214,810)	4,796,306

Total investment income	4,801,412

Operating expenses:
Investment advisory	1,560,256
Accounting and Administration	288,942
Regulatory and Compliance	60,287
Insurance	9,351
Trustees	12,652
Legal	29,993
Registration	101,951
Other	46,000

Total expenses	2,109,432

Net investment income	2,691,980

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized losses from investment transactions	(2,271,947)
Net realized losses from foreign currency transactions	(78,190)
Change in unrealized appreciation (depreciation) on investments	(47,682,062)
Change in unrealized appreciation (depreciation) on foreign currency	4,243

Net realized and unrealized gains (losses) from investment activities	(50,027,956)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,335,976)

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS

For the period May 22, 2013 (commencement of operations) to September 30, 2013

AIT Global Emerging Markets Opportunity Fund
Increase (decrease) in net assets:
Operations:
Net investment income (losses)	$2,691,980
Net realized gains (losses) from investment and foreign currency transactions	(2,350,137)
Change in unrealized appreciation (depreciation) on investments and foreign currency	(47,677,819)

Change in net assets resulting from operations	(47,335,976)

Capital Transactions (Class I Shares):
Proceeds from sale of shares	674,049,301
Value of shares redeemed	(10,979,818)

Change in net assets from capital transactions	663,069,483

Change in net assets	615,733,507
Net Assets:
Beginning of period	5,000(a)

End of period	$615,738,507

Accumulated net investment income	$2,694,236

Share Transactions (Class I Shares):
Sold	68,936,182
Redeemed	(1,250,967)

Change	67,685,215

(a)	There were no operations between the initial capitalization of the Fund on May 15, 2013 with $5,000 and the initial public investment and commencement of operations on May 22, 2013.

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

For the period May 22, 2013 (commencement of operations) to September 30, 2013

	Class
	I Shares
Net asset value, beginning of period	$10.00

Income (loss) from operations:
Net investment income	0.04
Net realized and unrealized gains (losses) from investments	(0.94)

Change in net asset value	(0.90)

Net asset value, end of period	$9.10

Total return	(9.00	%)(a)
Ratios/Supplemental data:
Net assets, end of period (000’s)	$615,739
Ratio of net expenses to average net assets	1.08	%(b)
Ratio of net investment income to average net assets	1.36	%(b)
Portfolio turnover rate	5.01	%(a)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.

See notes to financial statements.

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

The Advisers Investment Trust (the “Trust”) is an open-end registered investment company established under the laws of Ohio by an Agreement and Declaration of Trust registered March 1, 2011 (the “Trust Agreement”). The Trust commenced operations on December 20, 2011. The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. The AIT Global Emerging Markets Opportunity Fund (the “Emerging Markets Fund” or the “Fund”) is a series of the Trust and commenced operations on May 22, 2013. The Fund is authorized to issue three classes of shares, however, only the Class I shares is currently being offered and has commenced operations. These financial statements and notes only relate to the Fund.

The Fund is a diversified fund and has an investment objective of providing capital appreciation.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

A.	Significant accounting policies are as follows:

INVESTMENT VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

•	Level 1 —quoted prices in active markets for identical assets

•	Level 2 —other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 —significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities may be valued using amortized cost. Generally, amortized cost approximates the current value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent third party pricing service approved by the Trustees as of the close of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price of the Fund is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value as reported by such companies. In these types of situations, valuations are typically categorized as a Level 1 in the fair value hierarchy.

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AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

Debt and other fixed income securities, if any, are generally valued at an evaluated price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

When the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), the Fund’s Fair Value Committee may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision of the Trustees. In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party pricing service to fair value its’ international equity securities.

In the fair value situations as noted above, while the Trust’s valuation policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined pursuant to these guidelines would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold, and these differences could be material to the financial statements. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of September 30, 2013 in valuing the Fund’s investments based upon the three fair value levels defined above:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Emerging Markets Fund
Common Stocks(1)	$84,500,756	$354,876,736	$—	$439,377,492
Preferred Stock(1)	18,982,981	—	—	18,982,981
Equity-Linked Securities(1)	—	120,701,952	—	120,701,952
Short-Term Investments(1)	30,271,312	—	—	30,271,312

Total Investments	$133,755,049	$475,578,688	$—	$609,333,737

(1)	See investment industries in the Schedule of Investments

15

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

As of September 30, 2013, there were no Level 3 securities held by the Fund. The Fund’s policy is to disclose transfers between levels based on valuations at the end of the reporting period. There were no transfers between Levels 1, 2 or 3 during the period ended September 30, 2013.

EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities, also known as participation notes. The Fund may use these instruments as an alternate means to gain exposure to what is generally an emerging securities market, such as countries in which it does not have local trading accounts. These instruments represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such equity securities. These instruments are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. Accordingly, the equity-linked securities also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. At September 30, 2013 the Fund held equity-linked securities issued by one counterparty, CLSA Financial Products Ltd, which represented 19.6% of the Fund’s net assets.

CURRENCY TRANSACTIONS

The Fund may engage in spot currency transactions for the purpose of foreign security settlement and operational processes. Changes in foreign currency exchange rates will affect the value of the Fund’s securities and the price of the Fund’s shares. Devaluation of a currency by a country’s government or banking authority also may have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets.

INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for no later than one business day after trade date. At financial reporting period ends, investments are reported as of the trade date. The Fund determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year.

Distributions from net investment income and from net realized capital gain are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. treatment of certain dividend distributions, gains/losses, return of capital, etc.), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

16

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

FEDERAL INCOME TAX INFORMATION

No provision is made for Federal income taxes as the Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and distribute substantially all of its net investment income and net realized capital gain in accordance with the Code.

As of September 30, 2013, the Fund did not have uncertain tax positions that would require financial statement recognition or disclosure based on an evaluation of all open tax years for all major tax jurisdictions.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

B.	Fees and Transactions with Affiliates and Other Parties

The Fund has entered into an Investment Advisory Agreement (the “Agreement”) with Vontobel Asset Management, Inc. (the “Adviser”) to provide investment management services to the Fund. Under the terms of the Agreement, the Fund pays the Adviser an annual fee based on the Fund’s daily net assets at a rate of 0.80%.

BHIL Distributors, Inc. (“Distributor”) provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. Currently, the Adviser, at its own expense, pays the Distributor $25,000 annually and certain variable fees and reimbursement for out-of-pocket expenses incurred on behalf of the Fund.

The Northern Trust Company (“Northern Trust”) serves as the financial administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements between the Fund and Northern Trust. The Fund has agreed to pay Northern Trust a tiered basis-point fee based on the Fund’s daily net assets, and certain per account and transaction chargers. The total fee is subject to a minimum annual fee of $125,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund. Total fees paid to Northern Trust pursuant to these agreements are reflected as “Accounting and Administration” fees on the Statement of Operations.

Beacon Hill Fund Services, Inc. (“Beacon Hill”) provides Compliance Services, Financial Control Services and Business Management and Governance Services for the Fund pursuant to a written agreement between the Fund and Beacon Hill, including providing the President, Treasurer, Chief Compliance Officer and Secretary to the Fund and performing certain regulatory administrative services. The Fund has agreed to pay Beacon Hill a tiered basis-point fee based on the Fund’s daily net assets, subject to an overall minimum annual fee of $125,000 for these services, and reimburse for certain expenses incurred on behalf of the Fund. Total fees paid to Beacon Hill pursuant to these agreements are reflected as “Regulatory and Compliance” fees on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Beacon Hill, Northern Trust or the Distributor and receive no compensation from the Fund for serving in their respective roles. The Trust pays each Independent Trustee compensation for their services based on an annual retainer of $15,000 and reimbursement for certain expenses. If there are more than six meetings in a year, additional meeting fees may apply.

17

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2013

C.	Investment Transactions

For the period ended September 30, 2013, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund were as follows:

Cost of Purchases	Proceeds from Sales
$653,946,518	$24,933,931

D.	Federal Income Tax

As of September 30, 2013, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$658,514,614	$6,660,489	$(55,841,366)	$(49,180,877)

As of the latest tax year ended September 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation	Total Accumulated Earnings
Emerging Markets Fund	$2,814,265	$—	$2,814,265	$—	$(893,161)	$(49,176,634)	$(47,255,530)

At September 30, 2013, the Fund had short term capital loss carry-forwards available to offset future net capital gains of $893,161 which do not expire. Future utilization of capital loss carry-forwards may be limited.

18

ADVISORS INVESTMENT TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

September 30, 2013

To the Board of Trustees and Shareholders of

AIT Global Emerging Markets Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the AIT Global Emerging Markets Opportunity Fund (the “Fund”) as of September 30, 2013, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from May 22, 2013 (commencement of operations) through September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2013 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at September 30, 2013, the results of its operations, the changes in its net assets, and the financial highlights from May 22, 2013 (commencement of operations) through September 30, 2013, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

November 22, 2013

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ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

A. Summary of Fund Holdings

Market Exposure

Equity and Equity- Linked Securities	% of Net Assets
Banks	19.8%
Beverages	13.0
Agriculture	12.7
Diversified Financial Service	6.4
Retail	5.1
Household Products	4.1
Lodging	4.0
Electric	3.6
Mining	3.2
Food	3.2
Pharmaceuticals	3.0
Telecommunications	2.5
Commercial Services	1.7
Diversified Holding Companies	1.6
Cosmetics/Personal Care	1.6
Media	1.5
Chemicals	1.3
Real Estate Investment Trust	1.1
Internet	1.0
Oil & Gas	1.0
Computers	0.6
Leisure Time	0.6
Building Materials	0.5
Electrical Components & Equipments	0.4
Insurance	0.2
Real Estate	0.2
Healthcare Services	0.1
Engineering & Construction	0.1

Total	94.1%

5 Largest Security Positions

Issuer	% of Net Assets
British American Tobacco PLC	6.3%
SABMiller PLC	4.5
ITC Ltd., Issued by CLSA Financial Products Ltd.	4.3
HSBC Holdings PLC	3.6
Power Assets Holdings Ltd	3.3

Total	22.0%

B. Expense Examples

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

The examples below are based on an investment of $1,000 invested at May 22, 2013 and held for the entire period through September 30, 2013.

The Actual Expense Example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense Example below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Expense Ratio	Beginning Account Value 5/22/2013	Ending Account Value 9/30/2013	*Expenses Paid 05/22/13-9/30/13
Actual	1.08%	$1,000.00	$910.00	$3.70
Hypothetical	1.08%	$1,000.00	$1,014.07	$3.90

*	Expenses are calculated using the annualized expense ratio as disclosed in the table multiplied by the average account value for the period multiplied by the number of days in the period from commencement of operations (131) and divided by the number of days in the current year (365).

C. Board Approval of Investment Advisory Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the Investment Advisory Agreement with Vontobel Asset Management, Inc. (the “Adviser”) be approved by a majority the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the AIT Global Emerging Markets Opportunity Fund (the “Fund”) or of the Adviser (“Independent Trustees”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Investment Advisory Agreement and determine whether it is fair to the Fund and its shareholders. The Board considered the Investment Advisory Agreement at a special telephonic meeting on January 28, 2013 and approved the Agreement at an in-person meeting held on March 12, 2013. The Board requested, and the Adviser provided, information and data relating to: (i) the investment performance of private accounts employing the same strategy to be employed by the Fund; (ii) the nature, extent and quality of the services to be provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; (v) whether the fee levels will reflect these economies of scale to the benefit of Fund’s shareholders; (vi) the advisory fees paid by other comparable accounts advised by the Adviser or by a different investment adviser; (vii) the Fund’s expense ratios and the expense ratios of similar funds; and (viii) the effect of any fee waivers and expense reimbursements made by the Adviser and other service providers.

The Board met with representatives of the Adviser to review the proposed investment strategy for the Fund and to discuss how the Fund would be used as an investment option for the Adviser’s clients. The Board reviewed the Adviser’s organizational structure, noting in particular the primary strategies and geographic regions in which it

21

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

invests client assets. The Board reviewed the past performance and portfolio characteristics of an investment vehicle managed by the Adviser with investment strategies similar to that of the Fund (“Similar Vehicle”). The Board noted that the Similar Vehicle had outperformed its benchmark, the MSCI Emerging Markets Index, on an annualized basis, over the last one-, three-, five- and 10-year periods.

With respect to the fees proposed to be charged to the Fund for investment advisory services, the Trustees noted that the Adviser proposed an investment management fee of 0.80%. The Trustees noted that the proposed fee was higher than the fee charged by the Adviser to the Similar Vehicle and other comparable accounts, but noted that the asset levels of those accounts were considerably greater that the maximum capacity of the Fund. The Board also considered information on advisory fees charged by other advisers managing funds with similar investment strategies as that of the Fund (the “Peer Group”). The Board noted that the proposed advisory fee is among the lowest as compared to other funds in the Peer Group, which ranged from 0.70% to 1.19%. The Trustees considered that a potential increase in the Adviser’s trading volume due to the Fund’s activities could lead to the realization of economies of scale that the Adviser would pass on to shareholders. After considering the comparative data as described above, the Board concluded that the proposed advisory fee was fair and reasonable.

The Trustees also considered the profitability of the Adviser’s relationship with the Fund.

The Trustees noted that the Adviser estimated that it will earn a profit from the Fund during the first year, but that the profits, in light of the unique nature of the Fund and the narrowly tailored strategy for a specific client, and in light of the level of services to be provided, were reasonable. They further considered that the Adviser does not anticipate receiving any additional monetary benefits in connection with its relationship with the Fund.

In reaching its conclusion to approve the Investment Advisory Agreement, the Board did not identify any single controlling factor. Rather, the Board noted that a combination of factors influenced its decision-making process. Based upon its review of the factors discussed above and any other factors deemed relevant, the Board, including a majority of the Independent Trustees, determined that the Investment Advisory Agreement was fair and reasonable, that the Adviser’s fees are reasonable in light of the services to be provided to the Fund and the benefits received by the Adviser, and that approval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

D. Other Information

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities for each 12 month period ending June 30th is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

The Fund files a complete Schedule of Investments with the Commission for the first and third quarters of each fiscal year on Form N-Q and is available without charge on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

22

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

E. Trustees and Officers

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years

D’Ray Moore Rice Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds 2007 to present	9	Diamond Hill Funds

Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC, 2008 to present; Senior Vice President and Chief Investment Officer, Union Central Life Insurance Company 1999 to 2008; President and Chief Investment Officer, Summit Investment Partners 1998 to 2008; Chairman and Director, Summit Mutual Funds 1999 to 2008; President and Director, Union Central Mortgage Funding 2002 to 2008; Director, Carillon Investments, Inc. 1999 to 2008; Director, First Franklin Corp. 2009 to 2011	9	Summit Mutual Funds and First Franklin Corp.

Michael M. Van Buskirk Year of Birth: 1947	Trustee	Indefinite/July, 2011 to present	President and CEO of the Ohio Bankers League 1991 to present; Independent Trustee, Boston Trust & Walden Funds 1992 to present; Independent Trustee, Coventry Funds Trust	9	Boston Trust & Walden Funds and Coventry Funds Trust

[1]	The mailing address of each Trustee is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

23

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years

Dina A. Tantra Year of Birth: 1969	Trustee and President	Indefinite/ September, 2012 to present	Managing Director, Secretary and General Counsel, Beacon Hill Fund Services, Inc., 2008-present; Secretary, General Counsel and Chief Compliance Officer, BHIL Distributors, Inc., 2008-present; Executive Assistant to Chief Legal & Governance Officer, Nationwide Insurance, 2006-2008	9	None

Peter B. Cherecwich Year of Birth: 1964	Trustee	Indefinite/ May, 2013 to present	Executive Vice President of The Northern Trust Company, 2008 to present	9	None

Troy Sheets Year of Birth: 1971	Treasurer	Indefinite/ July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2009 to present; Senior Vice President, Citi Fund Services Ohio, Inc. from 2002 to 2009	N/A	N/A

Eimile Moore Year of Birth: 1969	Secretary	Indefinite/ September, 2011 to present	Director, Business Management & Governance Services, Beacon Hill Fund Services, Inc. September, 2011 to present; Vice President, JPMorgan Distribution Services, Inc. 2006-2011	N/A	N/A

Rodney Ruehle Year of Birth: 1968	Chief Compliance Officer	Indefinite/July, 2011 to present	Director, Beacon Hill Fund Services, Inc. 2008 to present; Chief Compliance Officer, Asset Management Funds, November 2009 to present; Chief Compliance Officer of Tributary Funds, Inc., December 2009 to present; Vice President, CCO Services, Citi Fund Services, Inc., 2004 to 2008	N/A	N/A

24

ADVISERS INVESTMENT TRUST

AIT GLOBAL EMERGING MARKETS OPPORTUNITY FUND

ADDITIONAL INFORMATION

September 30, 2013 (unaudited)

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee[2]	Other Directorships Held by Trustee During Past 5 Years
Trent Statczar Year of Birth: 1971	Assistant Treasurer	Indefinite/July, 2001 to present	Director, Beacon Hill Fund Services 2008 to present; Senior Vice President, Citi Fund Services 2004-2008	N/A	N/A

Barbara J. Nelligan Year of Birth: 1969	Vice President	Indefinite/ December, 2012 to present	Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 1991 to present	N/A	N/A

Dana Gentile Year of Birth: 1962	Assistant Secretary	Indefinite/ June, 2013 to present	Director, Beacon Hill Fund Services, Inc. 2013 to present; Senior Vice President, Citi Fund Services 1987-2013	N/A	N/A

[1]	The mailing address of each officer is 4041 North High Street, Suite 402, Columbus, OH 43214.
[2]	The Trust consists of the various series of Advisers Investment Trust.

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 866-252-5393.

25

Investment Adviser

Vontobel Asset Management, Inc.

1540 Broadway

38th Floor

New York, NY 10036

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered

Public Accounting Firm

Ernst & Young LLP

155 North Wacker Drive

Chicago, Illinois 60606

Legal Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215-6101

Distributor

BHIL Distributors, Inc.

4041 N. High Street, Suite 402

Columbus, Ohio 43214

For Additional Information, call

866-252-5393 (toll free) or 312-630-6583

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Steven R. Sutermeister, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Independent Franchise Partners US Equity Fund

2013 $15,750

2012 $15,000

The fees paid to PricewaterhouseCoopers LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

AIT Global Emerging Markets Opportunity Fund

2013 $20,400

2012 N/A

The fees paid to Ernst & Young LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-SAR and Form N-1A.

(b)	Independent Franchise Partners US Equity Fund

2013 $0

2012 $0

AIT Global Emerging Markets Opportunity Fund

2013 $0

2012 N/A

(c)	Independent Franchise Partners US Equity Fund

2013 $4,200

2012 $4,750

The fees to PricewaterhouseCoopers LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

AIT Global Emerging Markets Opportunity Fund

2013 $9,500

2012 N/A

The fees to Ernst & Young LLP relate to the preparation of the registrant’s tax returns, review of annual distributions, and additional tax provision support fees.

(d)	Independent Franchise Partners US Equity Fund

2013 $0

2012 $0

AIT Global Emerging Markets Opportunity Fund

2013 $0

2012 N/A

(e)(1)	Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	Independent Franchise Partners US Equity Fund

2013 0%

2012 0%

AIT Global Emerging Markets Opportunity Fund

2013 0%

2012 N/A

(f)	Not applicable.

(g)	Independent Franchise Partners US Equity Fund

2013 $4,200

2012 $4,750

AIT Global Emerging Markets Opportunity Fund

2013 $170,275

2012 N/A

(h)	The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) is furnished hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advisers Investment Trust

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Dina Tantra
Dina A. Tantra
President and Principal Executive Officer

Date: December 3, 2013

By (Signature and Title)

/s/ Troy A. Sheets
Troy A. Sheets
Treasurer and Principal Financial Officer

Date: December 3, 2013